EXHIBIT 10.1
------------



                              MANAGEMENT AGREEMENT
                              --------------------


       THIS  AGREEMENT is made and dated for  reference  effective as of the 1st
       ---------------
day of August, 2002

BETWEEN:
--------

       P--CE COMPUTERS,  INC., a company duly incorporated under the laws of the
       ----------------------
       State of Nevada, and having an address for notice and delivery located at 2300 - 1066 W. Hastings St., Vancouver, British Columbia, Canada, V6E 3X2

       (the "Company");

                                                               OF THE FIRST PART
                                                               -----------------

AND:
----

       ALLAN QUATTRIN,  an individual  having an address for delivery located at
       --------------
       905 - 388 Drake St., Vancouver, British Columbia, Canada, V6B 6A8

       (the "Consultant");

                                                              OF THE SECOND PART
                                                              ------------------

       (the Company, or the Consultant, being hereinafter singularly also referred to as a "Party" and collectively referred to as the "Parties" as the context so requires).


WHEREAS:
--------

A. The Company is a non-reporting company duly incorporated in the State of Nevada and is in the business of producing and marketing innovative computing and entertainment environments;

B. The Company wishes to employ the Consultant to provide services as President and CEO of the Company;

C.     The Consultant has determined to accept the engagement by the Company;


       NOW THEREFORE  THIS AGREEMENT  WITNESSETH  that in  consideration  of the
       -----------------------------------------
mutual  covenants and provisos  herein  contained,  THE PARTIES  HERETO AGREE AS
                                                    ----------------------------
FOLLOWS:
--------


                                    Article I
                                    ---------

                                 INTERPRETATION
                                 --------------

1.1    Definitions.  For all  purposes of this  Agreement,  except as  otherwise
       -----------
expressly provided or unless the context otherwise requires, the following words and phrases shall have the following meanings:

       (a) "Agreement" means this Agreement as from time to time supplemented or amended;

       (b) "Base Fee" means that compensation set forth in section "4.1" below;

       (c) "Board of Directors" or "Board" means the Board of Directors of the Company, or any successors to the Company, as duly constituted from time to time;

       (d) "Effective Date" has the meaning ascribed to it in section "3.1" hereinbelow;

       (e) "Indemnified Party" has the meaning ascribed to it in section "6.1" hereinbelow;

       (f) "Non-Renewal Notice" has the meaning ascribed to it in section "3.2" hereinbelow;

       (g)    "Term"  has  the  meaning   ascribed   to  it  in  section   "3.1"
              hereinbelow; and

       (h) "Termination Fee" has the meaning ascribed to it in section "3.4 below.

1.2    Interpretation.  For the purposes of this Agreement,  except as otherwise
       --------------
expressly provided or unless the context otherwise requires,:

       (a) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, section or other subdivision of this Agreement;

       (b) the headings are for convenience only and do not form a part of this Agreement nor are they intended to interpret, define or limit the scope or extent of this or any provision of this Agreement;

       (c) any reference to an entity shall include and shall be deemed to be a reference to any entity that is a successor to such entity; and

       (d) words in the singular include the plural and words in the masculine gender include the feminine and neuter genders, and vice versa.


                                   Article II
                                   ----------

                      SERVICES AND DUTIES OF THE CONSULTANT
                      -------------------------------------

2.1    General  Services.  During  the Term  (as  hereinafter  defined)  of this
       -----------------
Agreement the Consultant will provide the Company with such general corporate, administrative, technical and management services as is considered necessary or advisable by the Consultant for the due and proper management of the Company to achieve the goals and needs of the Company as determined by the policies and proceedings of management and the Board of Directors and is considered advisable and within the normal duties of a President and CEO (collectively, the "Services").

2.2    Specific Services.  Without limiting the generality of the Services to be
       -----------------
provided as set forth in section "2.1" hereinabove, it is hereby acknowledged and agreed that the Consultant will provide the following specific services:

       (a) supervision of the hiring of competent personnel as are required for the efficient operation of the Company's business;

       (b) the management and supervision of the performance of personnel and of the operation of various business enterprises of the Company as approved by the Board;

       (c) the identification of business opportunities for the Company, the conduct of due diligence, and assistance in the negotiation and conclusion of contracts for such opportunities;

       (d) assistance in the coordination and administration of all development programs of the Company together with all capital funding projects and resources which are necessarily incidental thereto;

       (e)    assistance   in   the   coordination   of  the   preparation   and
              dissemination of business plans and reports for the Company;

       (f) assistance in the liaison with and the setting up of corporate alliances for the Company with major companies and customers, the Company's auditors, the Company's solicitors and the Company's affiliated companies and business partners; and

       (g) such other activities as are necessary or incidental from time to time.

2.3    Company  Support.  The Company shall  reasonably  make available all such
       ----------------
resources as shall be required for the Consultant to perform the Services and otherwise to fulfill the requirements of this Agreement. The Company warrants it shall provide the Consultant with all such reasonable resources, financial and otherwise, as the Consultant shall require to fulfill its reasonable goals as determined by the Board and this Agreement.


                                   Article III
                                   -----------

                          TERM, RENEWAL AND TERMINATION
                          -----------------------------

3.1    Term. The Term of this Agreement (the "Term") is for a period of five (5)
       ----
years commencing on August 1, 2002 (the "Effective Date") and terminating July 31, 2007.

3.2    Renewal. This Agreement shall renew automatically for subsequent two-year
       -------
periods if not specifically terminated in accordance with the following provisions. Renewal shall be on the same terms and conditions contained herein, unless modified and agreed to in writing by the Parties, and this Agreement shall remain in full force and effect (with any collateral written amendments) without the necessity to execute a new document. A Party hereto determining not to renew agrees to notify the other Parties hereto in writing at least 90 calendar days prior to the end of the Term of its intent not to renew this Agreement (the "Non-Renewal Notice") and such non-renewal shall be subject to the Termination Fee provisions of sec. 3.4.

3.3    Termination.  Notwithstanding any other provision of this Agreement, this
       -----------
Agreement may be terminated by a Party upon written notice if:

       (a) the other Party fails to cure a material breach of any provision of this Agreement within 30 calendar days from its receipt of written notice from said Party (unless such breach cannot be reasonably cured within said 30 calendar days and the other Party is actively pursuing curing of said breach); or

       (b) the other Party commits fraud or serious neglect or misconduct or illegal act in the discharge of its respective duties hereunder or under the law; or

       (c)    the other  Party  becomes  adjudged  bankrupt  or a  petition  for
              reorganization   or   arrangement   under  any  law   relating  to
              bankruptcy, and where any such petition is not dismissed;

but that the Consultant shall have the right to receive the Termination Fee (defined below) regardless of the reason for termination, without prejudice to any rights of counter-claim in the event of damages for fraud or misconduct and without prejudice to the right to recovery in the event of judgement.

3.4    Termination  Fee. In the event that this  Agreement is terminated (by act
       ----------------
or constructively), or fails to renew due to failure of agreement after the issuance of a Non-Renewal Notice, or otherwise at the termination of this Agreement, the Consultant shall receive a termination fee (the "Termination Fee") equal to the sum of:

       (a) buy-out of any outstanding stock options for a price equal to the fair market value of the Company's shares, determined for the 30 days preceding termination and as determined in accordance with accounting principles, multiplied by the number of shares under option and less the exercise price thereof or, at the optionee's election and subject to any required regulatory approval, extension of the option for a period of two
       (2) years after termination or, at the optionee's election, the immediate vesting and exercise of all granted options and the immediate right to employ `net exercise' privileges in accordance with the practice of U.S. companies or, if established in accordance with the Company's stock option plan, in accordance with such plan; plus

       (b)    the greater of:

              (i)    the  aggregate   remaining   Base  Fee  for  the  unexpired
                     remainder of the Term; or

              (ii) an annual Base Fee (Base Fee multiplied by twelve) plus one month of Base Fee for each year, or portion thereof, served after the Effective Date;

              but that such aggregate sum of this section 3.4(b) (therefore not including section 3.4(a) amounts) shall not exceed the Base Fee multiplied by 24.

At the Company's election the Termination Fee may be paid in 12 equal monthly installments commencing with the first payment on the effective date of termination. In the event of any dispute as to quantum of the Termination Fee (or any claimed set-off or counter-claim), payment thereof shall not be delayed or deferred but shall commence immediately monthly, in 12 equal parts, of the aggregate sum of section 3.4(b) above which, if disputed, shall be determined by an accountant selected by the Consultant which shall be irrevocably deemed immediately due and payable monthly. The aggregate Termination Fee (and any counter-claim) shall then be determined by the Parties thereafter and adjustments, payments, or recoveries in accordance with judicial process or settlement.

3.5    Disability.  If the  Consultant  is unable  to  continue  an  employment,
       ----------
whether through disability or otherwise, and the Consultant consequently be unable to provide the Services adequately, then the Company shall fund a disability plan which shall continue for a period of two (2) years of seventy five (75%) percent of the average Base Fee and Incentive Fee of the two years preceding termination ("Disability Fund Sum"). If physically capable, the Consultant shall be made available for consultation for up to ten (10) hours per week, non-cumulative, at no cost to the Company. For additional hours per week, the Consultant shall be paid at a per diem rate (any time spent in a day shall be deemed to be a full day) equal to the per annum Disability Fund Sum divided by 260.

3.6    Death. In the event that the Consultant is unable to provide the Services
       -----
due to the death of the Consultant, the Company may terminate this Agreement as a without fault termination and the Termination Fee shall be payable in accordance with section 3.4.

                                   Article IV
                                   ----------

                         COMPENSATION OF THE CONSULTANT
                         ------------------------------

4.1    Base Fee. The Consultant shall be compensated on a monthly basis from the
       --------
Effective Date of this Agreement by a basic monthly fee of twelve thousand five hundred (US$12,500) dollars USD (the "Base Fee").

4.2    Base Fee  Adjustment.  The Base Fee may be  renegotiated  annually at the
       --------------------
request of either Party. In the event that the Parties cannot agree then the Base Fee shall be increased by the greater of 5% or the amount of the cost of living index increase as published by the U.S. Federal government in its final annual publication of such reports. The Base Fee may be temporarily adjusted in the event that sales of the Company in any quarter are less than operating costs of the Company and then at the end of the subsequent quarter should negative cash flow be still occurring the Consultant's Base Fee shall, together with other management personnel subject to the same formula, be reduced pro rata to reduce costs to balance incoming revenue and outgoing expense but only up to a 50% reduction of the Base Fee. The reduction of Base Fee shall be ameliorated upon the Company's revenue increasing sufficiently to pay some or all deferred Base Fee (the Base Fee payment shall increase to its normal rate in direct proportion to positive cash flow). Any reduction of Base Fee shall be treated as a shareholder loan, without interest, and shall be paid from profit before dividends.

4.3    Incentive  Fee. In addition to the Base Fee,  the  Consultant  shall also
       --------------
receive an incentive fee (the "Incentive Fee") which shall be no less than that established by the Board for other management. For all management, incentive Fees shall not exceed 20% of before tax profit of the Company and shall have an aggregate maximum `cap' for all management of one million dollars ($1,000,000).

4.4    Discretionary Bonus. The Base Fee and Incentive Fee shall not exclude the
       -------------------
granting of discretionary bonuses to the Consultant by the Company from time-to-time.

4.5    Reimbursement  of  Expenses.  The  Consultant  shall  be  funded  for  or
       ---------------------------
reimbursed for all reasonable expenses incurred, or to be incurred, by the Consultant for the benefit of the Company within 15 days of submission of invoice and support therefor.

4.6    Vacation.  The  Consultant  shall be  entitled  to up to four  weeks paid
       --------
vacation per year.


                                    Article V
                                    ---------

                    ADDITIONAL OBLIGATIONS OF THE CONSULTANT
                    ----------------------------------------

5.1    No Conflict.  During this Agreement the Consultant will not engage in any
       -----------
business which reasonably may detract from, compete with or conflict with the Consultant's duties and obligations to the Company as set forth in this Agreement, without disclosure to the Board of Directors of the Company, and will not do so if the Board of Directors objects.

5.2    Confidentiality.  The  Consultant  will  not,  except  as  authorized  or
       ---------------
required by the Consultant's duties hereunder, reveal or divulge to any person or companies any information concerning the organization, business, finances, transactions or other affairs of the Company, or of any of its subsidiaries, which may come to the Consultant's knowledge during the continuance of this Agreement, and the Consultant will keep in complete secrecy all confidential information entrusted to the Consultant and will not use or attempt to use any such information in any manner which may injure or cause loss either directly or indirectly to the Company's business. This restriction will continue to apply after the termination of this Agreement without limit in point of time but will cease to apply to information or knowledge which may come into the public domain.

5.3    Compliance with  Applicable  Laws.  The  Consultant  will comply with all
       ---------------------------------
Canadian, U.S. and foreign laws, whether federal, provincial or state, applicable to the Consultant's duties hereunder and, in addition, hereby represents and warrants that any information which the Consultant may provide to any person or company hereunder will be accurate and complete in all material respects and not misleading, and will not omit to state any fact or information which would be material to such person or company.

5.4    Reporting.  So often as may be  required by the Board of  Directors,  the
       ---------
Consultant will provide to the Board of Directors of the Company such information concerning the results of the Consultant's Services and activities hereunder as the Board of Directors of the Company may reasonably require.


                                   Article VI
                                   ----------

                      INDEMNIFICATION AND LEGAL PROCEEDINGS
                      -------------------------------------

6.1    Indemnification.  The  Consultant  (the  "Indemnified  Party")  shall  be
       ---------------
indemnified and funded on a current basis for all losses, damages, legal expenses, and any other expenses or costs of any nature which may be occasioned by its service with the Company. Inter alia, this indemnity shall apply to all manner of actions, proceedings, or prosecutions, whether civil, regulatory, or criminal, to which the Indemnified Party may be subject due in whole or in part to the Services provided herein or by virtue of any office held. This indemnity shall apply both during and after its Term for all matters arising during the Term, and any extension, until any limitation period has expired in respect to any action which might be contemplated. The Company shall not refuse coverage for any purpose or reason and a strict presumption of innocence shall be applied and the Company may only seek refund of any coverage in the case of finding of fraud or criminal culpability, after exhaustion of all appeals. The Company shall diligently seek and support any such court approvals for the within indemnity as the Indemnified Party may require. The Company shall pay all such retainers and trust requirements as counsel for the Indemnified Party may require and shall pay all accounts of counsel as they come due and such accounts shall be rendered in the name of the Company and, further, should the Company fail to pay any reasonable account, it shall attorn to all such actions, summary judgments, and garnishing orders as such counsel may consider fit to enforce and receive payment of its account. The Company shall not seek to settle or compromise any action without the approval of the Indemnified Party. The Company warrants it shall employ due diligence and good faith and seek the best interests of the Indemnified Party as defendants in any action or prosecution. The Indemnified Party shall permit the Company to consult with their counsel and to be informed of any matters thereof, subject only to any requirements for legal privilege purposes. The Company shall make the Consultant party to all liability insurance policies, to the full extent permitted by such policies, which may be acquired for the benefit of all or any of the Board or management.

6.2    Claim of  Indemnification.  The Parties  hereto  agree to waive any right
       -------------------------
they might have of first requiring the Indemnified Party to proceed against or enforce any other right, power, remedy, security or claim payment from any other person before claiming this indemnity.

6.3    Notice of Claim.  In case any  action is brought  against an  Indemnified
       ---------------
Party in respect of which indemnity may be sought, the Indemnified Party will give the Company prompt written notice of any such action of which the Indemnified Party has knowledge. Failure by the Indemnified Party to so notify shall not relieve the Company of its obligation of indemnification hereunder unless (and only to the extent that) such failure results in a forfeiture of substantive rights or defenses.


                                   Article VII
                                   -----------

                                  FORCE MAJEURE
                                  -------------

7.1    Events.  If  either  Party  hereto  is at any  time  either  during  this
       ------
Agreement or thereafter prevented or delayed in complying with any provisions of this Agreement by reason of strikes, walk-outs, labour shortages, power shortages, fires, wars, acts of God, earthquakes, storms, floods, explosions, accidents, protests or demonstrations by environmental lobbyists or native rights groups, delays in transportation, breakdown of machinery, inability to obtain necessary materials in the open market, unavailability of equipment, governmental regulations restricting normal operations, shipping delays or any other reason or reasons beyond the control of that Party, then the time limited for the performance by that Party of its respective obligations hereunder shall be extended by a period of time equal in length to the period of each such prevention or delay.

7.2    Notice. A Party shall within seven calendar days give notice to the other
       ------
Party of each event of force majeure under section "7.1" hereinabove, and upon cessation of such event shall furnish the other Party with notice of that event together with particulars of the number of days by which the obligations of that Party hereunder have been extended by virtue of such event of force majeure and all preceding events of force majeure.


                                  Article VIII
                                  ------------

                                     NOTICE
                                     ------

8.1    Notice. Each notice, demand or other communication  required or permitted
       ------
to be given under this Agreement shall be in writing and shall be sent by prepaid registered mail to the Party, or delivered to such Party, at the address for such Party specified on the front page of this Agreement. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the third day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee.

8.2    Change  of  Address.  Either  Party may at any time and from time to time
       -------------------
notify the other Party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.


                                   Article IX
                                   ----------

                               GENERAL PROVISIONS
                               ------------------

9.1    Entire Agreement. This Agreement constitutes the entire agreement to date
       ----------------
between the Parties hereto and supersedes every previous agreement, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties with respect to the subject matter of this Agreement.

9.2    No relationship of Employer-Employee. Nothing contained in this Agreement
       ------------------------------------
shall be construed as creating the relationship of employer and employee.

9.3    No Assignment.  This Agreement may not be assigned by either Party except
       -------------
with the prior written consent of the other Party.

9.4    Warranty of Good Faith.  The Parties  hereto warrant each to the other to
       ----------------------
conduct their duties and obligations hereof in good faith and with due diligence and to employ all reasonable endevours to fully comply with and conduct the terms and conditions of this Agreement.

9.5    Further  Assurances.  The  Parties  will  from  time  to time  after  the
       -------------------
execution of this Agreement make, do, execute or cause or permit to be made, done or executed, all such further and other acts, deeds, things, devices and assurances in law whatsoever as may be required to carry out the true intention and to give full force and effect to this Agreement.

9.6    Representation  and  Costs.  It is  hereby  acknowledged  by  each of the
       --------------------------
Parties hereto that, as between the Company and the Consultant herein, Devlin Jensen, Barristers and Solicitors, acts solely for the Company, and that the Consultant has been advised by Devlin Jensen to obtain independent legal advice with respect to this Agreement

9.7    Applicable  Law.  The  situs  of this  Agreement  is  Vancouver,  British
       ---------------
Columbia, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws prevailing in the Province of British Columbia. This Agreement shall be exclusively litigated in British Columbia unless the Parties voluntarily consent otherwise in writing.

9.8    Severability and Construction. Each Article, section, paragraph, term and
       -----------------------------
provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction in a proceeding to which any Party hereto is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and effect as of the date upon which the ruling becomes final).

9.9    Consents and Waivers. No consent or waiver expressed or implied by either
       --------------------
Party in respect of any breach or default by the other in the performance by such other of its obligations hereunder shall:

       (a) be valid unless it is in writing and stated to be a consent or waiver pursuant to this section;

       (b) be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation or constitute a general waiver under this Agreement; or

               [The rest of this page is intentionally left blank]

       (c) eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.


       IN WITNESS WHEREOF the Parties hereto have hereunto set their  respective
       ------------------
hands and seals in the presence of their duly authorized signatories effective as at the date first above written.


The CORPORATE SEAL of                       )
P--CE COMPUTERS, INC.                       )
---------------------                       )
was hereunto affixed in the presence of:    )
                                            )
         /s/ Ben Moglin                     )                    (C/S)
--------------------------------------------)
Authorized Signatory                        )



SIGNED, SEALED and DELIVERED by             )
ALLAN QUATTRIN                              )
--------------                              )
in the presence of:                         )
                                            )
         /s/ Kim Underwood                  )
--------------------------------------------)
Witness Signature                           )
                                            )         /s/ Allan Quattrin
                                            )     --------------------------
                                            )           ALLAN QUATTRIN
                                            )           --------------